[logo] MFS(SM)                                                 Semiannual Report
INSTITUTIONAL ADVISORS, INC.                                   December 31, 1996




MFS(R) INSTITUTIONAL EMERGING MARKETS INCOME FUND


[Graphic Omitted]

MFS(R) INSTITUTIONAL EMERGING MARKETS INCOME FUND

TRUSTEES                                        INVESTMENT ADVISER
A. Keith Brodkin*                               Massachusetts Financial Services Company
Chairman and President                          500 Boylston Street
                                                Boston, MA 02116-3741
Nelson J. Darling, Jr.
Trustee, Eastern Enterprises                    DISTRIBUTOR
(diversified holding company)                   MFS Fund Distributors, Inc.
                                                500 Boylston Street
William R. Gutow                                Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company        SHAREHOLDER SERVICE CENTER
(Blockbuster Video Franchise)                   MFS Service Center, Inc.
                                                P.O. Box 1400
PORTFOLIO MANAGER                               Boston, MA 02107-9906
Jeffrey A. Kaufman*
                                                For additional information,
TREASURER                                       call toll-free: 1-800-637-2262
W. Thomas London*
                                                CUSTODIAN
ASSISTANT TREASURER                             State Street Bank and Trust Company
James O. Yost*
                                                WORLD WIDE WEB
SECRETARY                                       www.mfs.com
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*



*Affiliated with the Investment Adviser

LETTER TO SHAREHOLDERS

Dear Shareholders:
For the six-month period ended December 31, 1996, the Fund provided a total return of 11.68% as emerging market debt remained in investors' favor. This return compares to a 4.44% return for the J.P. Morgan U.S. Treasury Index and an 11.94% return for the Fund's custom index, a blend of the J.P. Morgan Emerging Markets Bond Index (50% of the custom index) and the J.P. Morgan Emerging Local Markets Index (50%). The J.P. Morgan Emerging Markets Bond Index is comprised of Brady bonds (U.S. dollar-denominated restructured bank loans), while the J.P. Morgan Emerging Local Markets Index is comprised of local-currency, short-term instruments. The Fund typically invests half its net assets in Brady bonds and half in money market instruments.

Economic Environment
The global economic environment remained favorable for emerging markets during the second half of 1996. Moderate economic growth in the major Western countries that comprise the OECD (Organization for Economic Cooperation and Development) was strong enough to provide export opportunities for most emerging markets, yet low enough to preclude significant rises in both interest rates and external debt service. Low interest rates in Japan and Europe encouraged investors in those markets to buy substantial new debt issuance from a broad array of emerging markets. Furthermore, substantially higher oil prices helped several emerging market sovereigns post higher exports and foreign exchange reserves. Overall, the global economic environment has been very supportive.

    Economic fundamentals in most emerging markets have been solid, assuring the continuation of the long-term, secular trend of rising capital flows to emerging markets. Gross domestic product (GDP) growth has consolidated in Latin America following the Mexican peso devaluation crisis; is somewhat uneven throughout emerging European countries as the transition from communism continues; and is easing from high levels in emerging Asian economies as global demand for electronics has slowed. Broadly speaking, fiscal trends in developing countries remain healthy and closer to balance than in industrial countries. Current account deficits are generally manageable and are being financed with more direct foreign investment and with longer-maturity debt than in previous years.

    Several factors unrelated to country fundamentals have supported the market for emerging market debt recently. Governments have been more proactive in managing their external debt burdens, as witnessed by debt buy-backs by Mexico and the Philippines. Investors have demonstrated risk-seeking behavior globally as Canadian, Australian, Italian, Spanish, Swedish, and U.S. high-yield corporate bond spreads to their benchmarks have all fallen dramatically. And lastly, the repackaging of Brady bonds into structured products has been a significant new source of demand for those instruments.

    Although policy implementation in most emerging markets has been sound, the potential for crises always remains. In Bulgaria, only the institution of a currency board may avert a rescheduling. In Brazil and Venezuela, despite comfortable short-term liquidity positions, the lack of structural reforms threatens the long-term viability of each country's stabilization plan. In Mexico and Argentina, congressional elections loom, often a flashpoint for policy missteps. In Russia, the government faces a crisis in raising revenues and financing its deficit. And in both Thailand and the Czech Republic, the sizes of current account deficits raise concerns. We do expect volatility to remain a hallmark of emerging markets; however, we retain our confidence in their long-term prospects.

Portfolio Performance and Strategy
The Fund's total return of 11.68% for the second half of 1996 trailed its custom index by 0.25%. In general, country and security selections were good, nearly offsetting an underweighted position in Brady bonds early in the period. The Fund's performance was helped by overweighted positions in Venezuelan and Bulgarian Brady bonds, the Indonesian rupiah and the Philippine peso, as well as by underweighted positions in Polish Brady bonds and the South African rand. The Fund's performance was hurt by underweighted positions in Argentine and Ecuadorian Brady bonds and the Turkish lira.

    Looking forward, we remain sanguine about the policy environment in most emerging markets in the long term. We do have some short-term concerns related to the level of global liquidity (short-term interest rates in the United States, Japan, and Europe), the sustainability of oil prices, and several country-specific issues listed above. However, our overall outlook is positive and we plan to keep the Fund fully invested.

    We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin                      /s/ Jeffrey A. Kaufman
    A. Keith Brodkin                          Jeffrey A. Kaufman
    Chairman and President                    Portfolio Manager

January 12, 1997

PORTFOLIO MANAGER'S PROFILE

Jeffrey A. Kaufman joined MFS in 1994 and was named Assistant Vice President in 1996. He is a graduate of the University of North Carolina and has master's degrees in Business Administration and in International Affairs from Columbia University. Mr. Kaufman specializes in emerging market debt.

OBJECTIVE AND POLICIES

The Fund's investment objective is to seek total return (high current income and long-term growth of capital). The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in fixed-income securities of government, government-related, supra-national and corporate issuers that are located, or primarily conducting their business, in emerging markets. The Fund will generally invest not less than 50% of its total assets in government and government-related issues. Until such time as the net assets of the Fund reach $10 million, the Fund had adopted an investment policy to invest, under normal market conditions, at least 65% of its total assets in the fixed-income securities listed above, and forward foreign currency exchange contracts.

PERFORMANCE SUMMARY

Because mutual funds like MFS Institutional Emerging Markets Income Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Shares of the Fund are purchased at net asset value. The minimum initial investment is generally $3 million.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
AS OF DECEMBER 31, 1996
(net asset value change including reinvested distributions)


                               6 Months          1 Year         Life of Fund*
--------------------------------------------------------------------------------
Cumulative Total Return         +11.68%         +20.43%              +26.12%
--------------------------------------------------------------------------------
Average Annual Total Return        --           +20.43%              +17.99%
--------------------------------------------------------------------------------
*For the period from the commencement of investment operations, August 7, 1995 to December 31, 1996.

All results represent past performance and are not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Fund results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (UNAUDITED) - December 31, 1996

Foreign Bonds - 55.1%
-----------------------------------------------------------------------------
                                                 Principal Amount
Issuer                                             (000 Omitted)        Value
-----------------------------------------------------------------------------
Argentina - 4.6%
  Republic of Argentina, 6.625s, 2005                     $  245  $   213,150
-----------------------------------------------------------------------------
Brazil - 20.9%
  Federal Republic of Brazil, 4.5s, 2014                  $  551  $   405,442
  Federal Republic of Brazil, 6.5s, 2024                     500      385,000
  Federal Republic of Brazil, 6.563s, 2012                   250      189,687
                                                                  -----------
                                                                  $   980,129
-----------------------------------------------------------------------------
Bulgaria - 5.7%
  National Republic of Bulgaria, 6.688s, 2011             $  250  $   127,500
  National Republic of Bulgaria, 6.688s, 2024                250      141,562
                                                                  -----------
                                                                  $   269,062
-----------------------------------------------------------------------------
Czech Republic - 3.9%
  Komercni Banka, 12.863s, 1999           CZK              5,000  $   183,557
-----------------------------------------------------------------------------
Mexico - 9.2%
  United Mexican States, 6.375s, 2019                     $  250  $   215,312
  United Mexican States, 6.352s, 2019                        250      215,313
                                                                  -----------
                                                                  $   430,625
-----------------------------------------------------------------------------
Philippines - 3.7%
  Philippine Government, 12.75s, 1998     PHP              4,500  $   175,042
-----------------------------------------------------------------------------
Poland - 3.0%
  Government of Poland, 3s, 2024                          $  250  $   140,313
-----------------------------------------------------------------------------
Venezuela - 4.1%
  Republic of Venezuela, 6.75s, 2020                      $  250  $   190,939
-----------------------------------------------------------------------------
Total Foreign Bonds (Identified Cost, $2,352,629)                 $ 2,582,817
-----------------------------------------------------------------------------

Warrants
-----------------------------------------------------------------------------
                                                          Shares
-----------------------------------------------------------------------------
  Republic of Venezuela                                    1,250  $    --
  United Mexican States                                  769,000       --
-----------------------------------------------------------------------------
Total Warrants (Identified Cost, $0)                              $    --
-----------------------------------------------------------------------------

Short-Term Obligations - 39.3%
-----------------------------------------------------------------------------
United States - 22.8%
  Federal Home Loan Bank, due 1/02/97                     $1,070  $ 1,069,844
-----------------------------------------------------------------------------
Foreign - 16.5%
  Bangchak Petroleum, due 2/14/97         THB              5,000  $   192,747
  Bangkok Bank, due 2/10/97                                4,000      154,382
  CFSB Russia Note, 4/28/97                               $  160      152,361
  Mexican Government T Bill, due 4/03/97  MXN              2,272      270,580
                                                                  -----------
                                                                  $   770,070
-----------------------------------------------------------------------------
Total Short-Term Obligations (Identified Cost, $1,854,435)        $ 1,839,914
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $4,207,064)                   $ 4,422,731
Other Assets, Less Liabilities - 5.6%                                 261,551
-----------------------------------------------------------------------------
Net Assets - 100.0%                                               $ 4,684,282
-----------------------------------------------------------------------------
Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.

  CZK  = Czech Korunas             PHP = Philippines Pesos
  MXN  = Mexican Pesos             THB = Thai Bahts

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
December 31, 1996
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $4,207,064)             $4,422,731
  Cash                                                                 1,503
  Receivable for investments sold                                    194,281
  Interest receivable                                                 59,125
  Net receivable for closed forward foreign currency exchange
    contracts                                                          7,067
  Deferred organization expenses                                      14,738
  Other assets                                                            23
                                                                  ----------
      Total assets                                                $4,699,468
                                                                  ----------
Liabilities:
  Payable to affiliate for management fee                         $      304
  Accrued expenses and other liabilities                              14,882
                                                                  ----------
      Total liabilities                                           $   15,186
                                                                  ----------
Net assets                                                        $4,684,282
                                                                  ==========
Net assets consist of:
  Paid-in capital                                                 $4,437,727
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                     222,777
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                 59,773
  Accumulated distributions in excess of net investment income       (35,995)
                                                                  ----------
      Total                                                       $4,684,282
                                                                  ==========
Shares of beneficial interest outstanding                          431,349
                                                                   =======
Net asset value, redemption price, and offering price per
  share (net assets of $4,684,282 / 431,349 shares of
  beneficial interest outstanding)                                  $10.86
                                                                    ======

See notes to financial statements

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
Six Months Ended December 31, 1996
------------------------------------------------------------------------------
Net investment income:
  Interest income                                                    $246,068
                                                                     --------
  Expenses -
    Management fee                                                   $ 18,889
    Trustees' compensation                                              2,180
    Shareholder servicing agent fee                                       167
    Auditing fees                                                      19,100
    Registration fees                                                   3,365
    Amortization of organization expenses                               2,057
    Custodian fee                                                       1,907
    Legal fees                                                            172
    Miscellaneous                                                         339
                                                                     --------
      Total expenses                                                 $ 48,176
    Preliminary reduction of expenses by investment adviser           (19,367)
    Fees paid indirectly                                               (1,031)
                                                                     --------
      Net expenses                                                   $ 27,778
                                                                     --------
        Net investment income                                        $218,290
                                                                     --------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                          $131,320
    Foreign currency transactions                                      22,211
    Futures contracts                                                   3,027
                                                                     --------
      Net realized gain on investments and foreign currency
        transactions                                                 $156,558
                                                                     --------
  Change in unrealized appreciation (depreciation) -
    Investments                                                      $118,325
    Translation of assets and liabilities in foreign currencies        (4,655)
                                                                     --------
      Net unrealized gain on investments and foreign currency
        translation                                                  $113,670
                                                                     --------
        Net realized and unrealized gain on investments and foreign
          currency                                                   $270,228
                                                                     --------
          Increase in net assets from operations                     $488,518
                                                                     ========
See notes to financial statements

Statement of Changes in Net Assets
------------------------------------------------------------------------------
                                           Six Months Ended
                                           December 31, 1996     Period Ended
                                                 (Unaudited)   June 30, 1996*
------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                           $  218,290       $  178,435
  Net realized gain on investments and
    foreign currency transactions                    156,558           45,233
  Net unrealized gain on investments and
    foreign currency translation                     113,670          109,107
                                                  ----------       ----------
    Increase in net assets from operations        $  488,518       $  332,775
                                                  ----------       ----------
Distributions declared to shareholders -
  From net investment income                      $ (284,325)      $  (76,004)
  In excess of net investment income                 (35,995)          --
  From net realized gain on investments
    and foreign currency transactions               (178,414)          --
                                                  ----------       ----------
    Total distributions declared to shareholders  $ (498,734)      $  (76,004)
                                                  ----------       ----------
Fund share (principal) transactions -
  Net proceeds from sale of shares                $   36,243       $3,826,723
  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions                                    498,734           76,004
  Cost of shares reacquired                           --                  (77)
                                                  ----------       ----------
    Increase in net assets from Fund
      share transactions                          $  534,977       $3,902,650
                                                  ----------       ----------
      Total increase in net assets                $  524,761       $4,159,421
Net assets:
  At beginning of period                           4,159,521              100
                                                  ==========       ==========
  At end of period (including accumulated
    (distributions in excess of)
    undistributed net investment income
    of $(35,995) and $66,035, respectively)       $4,684,282       $4,159,521
                                                  ==========       ==========
*For the period from the commencement of investment operations, August 7, 1995 to June 30, 1996.

See notes to financial statements

Financial Highlights
------------------------------------------------------------------------------
                                    Six Months Ended
                                   December 31, 1996         Period Ended
                                         (Unaudited)       June 30, 1996*
------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period        $ 10.88              $ 10.00
                                             -------              -------
Income from investment operations# -
  Net investment income(S)                   $  0.56              $  0.70
  Net realized and unrealized
    gain on investments and
    foreign currency transactions               0.71                 0.56
                                             -------              -------
    Total from investment operations         $  1.27              $  1.26
                                             -------              -------
Less distributions declared to
  shareholders

    From net investment income               $ (0.74)             $ (0.38)
    In excess of net investment
      income                                   (0.09)               --
    From realized gain on
      investments and foreign currency
      transactions                             (0.46)               --
                                              ------              -------
      Total distributions
        declared to shareholders             $ (1.29)             $ (0.38)
                                             -------              -------
Net asset value - end of period              $ 10.86              $ 10.88
                                             =======              =======
Total return                                  11.68%++             12.93%++

Ratios (to average net assets)/Supplemental data(S):
  Expenses                                     1.25%+              1.25%+
  Net investment income                        9.82%+              7.59%+

Portfolio turnover                              104%                285%
Net assets at end of period (000 omitted)     $4,684              $4,160

  *For the period from the commencement of investment operations, August 7,
   1995, to June 30, 1996.
  +Annualized.
 ++Not annualized.
  #Per share data is based on average shares outstanding.
 ##The Fund's expenses are calculated without reduction for fees paid indirectly.
(S)The investment adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.25% of average daily net assets. To the extent that actual expenses were over these limitations, the net investment income per share and ratios would have been:

    Net investment income                    $ 0.51               $ 0.43
    Ratios (to average net assets):

      Expenses##                              2.17%+                4.21%+
      Net investment income                   8.90%+                4.63%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(1) Business and Organization
MFS Institutional Emerging Markets Income Fund (the Fund) is a non-diversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short- term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities, currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex- interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex- dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.85% of average daily net assets. The investment advisor did not impose a portion of its fee, which is reflected as a preliminary reduction of expenses in the Statement of Operations.

Under a temporary expense reimbursement agreement with MFS, MFS has voluntarily agreed to pay the Fund's operating expenses exclusive of management fees such that total operating expenses do not exceed, on an annual basis, 1.25% of its average daily net assets. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1996, the aggregate unreimbursed expenses owed to MFS by the Fund amounted to $88,793, including $19,367 incurred in the current period.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of up to 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities and short-term obligations, aggregated $2,908,023 and $2,508,268, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $4,207,064
                                                                    ==========
Gross unrealized appreciation                                       $  215,667
                                                                    ==========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                       Six Months Ended             Period Ended
                       December 31, 1996            June 30, 1996*
                       ---------------------------  --------------------------
                            Shares         Amount       Shares         Amount
------------------------------------------------------------------------------
Shares sold                  3,145       $ 36,243      374,769     $3,826,723
Shares issued to
shareholders in
reinvestment of
distributions               45,840        498,734        7,593         76,004
Shares reacquired           --            --                (8)           (77)
                            ------       --------      -------     ----------
    Net increase            48,985       $534,977      382,354     $3,902,650
                            ======       ========      =======     ==========
*For the period from the commencement of investment operations, August 7, 1995 to June 30, 1996.

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended December 31, 1996 was $25.

(7) Financial Instruments
The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At December 31, 1996, forward foreign currency exchange contract purchases and sales under master netting arrangements amounted to a net receivable of $7,129 with Merrill Lynch and $506 with Deutschebank and a net payable of $434 with Bankers Trust and $134 with Swiss Bank Corp.

At December 31, 1996, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

                     ------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

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                                                                    EFI-2/97/300